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                    SUPPLEMENT DATED OCTOBER 10, 2000 TO THE
                        PROSPECTUS DATED OCTOBER 1, 2000

                  THE ADVISORS' INNER CIRCLE FUND (THE "TRUST")
                         GLB NEW OPPORTUNITY GROWTH FUND

     THIS SUPPLEMENT PROVIDES NEW ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS. IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

The GLB New Opportunity Growth Fund (the "Fund") is expected to commence the continuous offering of its shares on October 31, 2000.

During an initial offering period from October 2, 2000 through October 30, 2000 (the "Initial Offering Period"), the Fund's distributor, SEI Investments Distribution Co., will solicit orders to purchase Fund shares. If the Fund's transfer agent, Forum Shareholder Services, LLC, (the "Transfer Agent") receives your purchase order and payment prior to 4:00 p.m., Eastern time, on October 31, 2000 your order will be processed at the Fund's initial offering price of $10.00 on October 31, 2000.

Checks received to purchase Fund shares during the Initial Offering Period will be cashed and held by the Transfer Agent in a non-interest bearing account and will not be invested in the Fund until October 31, 2000.

Wire or Automatic Clearing House (ACH) payments received to purchase Fund shares during the Initial Offering Period will be held by the Fund's Transfer Agent in a non-interest bearing account and will be invested in the Fund on October 31, 2000.


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              Please retain this supplement until October 31, 2000.